  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. )

  FILED BY THE REGISTRANT [X] FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

-------------------------------------------------------------------------------

Check the appropriate box:

[_]Preliminary Proxy Statement

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Under Rule 14a-12

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))

                   Lernout and Hauspie Speech Products N.V.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]No fee required

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1)) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

          NOTICE OF EXTRAORDINARY GENERAL MEETING OF STOCKHOLDERS OF
            LERNOUT & HAUSPIE SPEECH PRODUCTS N.V., (the "Company")
                         TO BE HELD ON APRIL 27, 2001

An Extraordinary General Meeting of Stockholders of Lernout & Hauspie Speech Products N.V. (the "Meeting") will be held on April 27, 2001 at 11:00 a.m., local time, at Westhoek Expo, Industrielaan, 8900 Ieper, Belgium, for the following agenda items:

1. For the Board of Directors to present to the stockholders an explanation of the situation of the Company, as required by the Ieper Commercial Court of Belgium (the "Ieper Commercial Court"), which explanation shall include:

  . the composition of the Board of Directors and the implications of the nomination rights contained in the Restated Articles of Association relating to such composition;

  . the functioning of the Board and the decision-making in the Company and the limitations of powers relating thereto;

  . the contents of the Company's internal audit committee investigation and the measures which have been taken or are to be taken based on the internal audit; and

  . the measures already taken or which are being considered for the reorganization and the recovery of the Company.

  No proposal is being submitted for action by the stockholders with respect to this agenda item.

2. For KPMG Bedrijfsrevisoren, the independent auditors of the Company, to present to the stockholders a written report and oral explanation regarding certain matters relating to the Company's financial statements for the fiscal years 1998, 1999 and the first half of 2000 as required by the Ieper Commercial Court, which report and explanation shall include:

  . how KPMG executed its investigative task and if it received the explanations and information it requested from the directors and the Company's representatives;

  . whether the accounts were made, and the financial statements of 1998, 1999 and the first half of 2000 drafted, according to the applicable legal and administrative provisions;

  . whether the financial statements of 1998, 1999 and the first half of 2000 give, in KPMG's opinion, a true and fair view of the assets, the financial situation and the profits of the Company, taking into account applicable legal and administrative provisions, and whether there are appropriate justifications in the explanatory memoranda; and

  . whether KPMG acquired an acknowledgment of the transactions or decisions conflicting with the Company's Restated Articles of Association or the applicable legal provisions, with an accurate and clear specification and justification of the reservations and the objections which it considered necessary to make.

  No proposal is being submitted for action by the stockholders with respect to this agenda item.

3. For the judicial composition commissioners of the Company to present to the stockholders an explanation of their findings regarding the assets and liabilities of the Company, as required by the Ieper Commercial Court.

  No proposal is being submitted for action by the stockholders with respect to this agenda item.

4. For the appointment of directors of the Company, as required by the Ieper Commercial Court.

  No proposal is being submitted for action by the stockholders with respect to this agenda item.

5. For the dismissal of directors of the Company, as required by the Ieper Commercial Court. No proposal is being submitted for action by the stockholders with respect to this agenda item.

6. For the possible increase in the capital of the Company, as required by the Ieper Commercial Court. No proposal is being submitted for action by the stockholders with respect to this agenda item.

7. To consider and act upon a proposal to amend and restate article 13 of the Company's Restated Articles of Association relating to the election of directors, including to eliminate all special director nomination rights provided by the Restated Articles of Association and to reduce the size of the Board of Directors to a maximum of nine members and to amend and restate articles 14, 15 and 16.3 in order to make these articles consistent with the elimination of the articles 13.2 through 13.4 more precisely by elimination of the following in article 14 of "on the condition that, in the degree to which this is applicable, the new director is appointed in accordance with the provisions of article 13.2 to article 13.6 inclusive of these Articles of Association, from the candidates nominated by the category of shareholders on whose proposal the director to be replaced was appointed.' In article 15 of "as long as L&H Holding N.V. is entitled to nominate at least one director in compliance with article 13.2 of the Articles of Association, the Chairman shall be appointed from the directors appointed by L&H Holding N.V. and a Compensation Committee in which the people appointed by the Board will have a seat. The powers of the committees are determined by the Board of Directors' and in article 16.3 of "whom have been appointed on the nomination of L&H Holding N.V.'. Such amended and restated articles 13, 14, 15, and 16.3 to read as follows:

Article 13--Compensation of the Board of Directors

13.1.The Company is managed by a Board of Directors consisting of a maximum of nine directors, who may or may not be shareholders, to be elected by the general meeting of shareholders. Proposals for appointment of directors, except for proposals made by the Board, must be made in writing, to the Company, at least six (6) days before the date of the general meeting, which shall appoint the directors. The director's term may not exceed six years. As long as the general meeting for whatever reason did not provide for a successor, the director whose term ended shall continue to serve as a director. Outgoing directors may be re-appointed. The general meeting may at all times suspend or dismiss a director.

13.2.The Chief Executive Officer of the Company will automatically be nominated to be elected as a director.

13.3.At least three directors on the Board should be Independent Directors. An
   "Independent Director" is a person who: is respected in the business world; is not or has not been employed or in any other way paid and likewise has not been so for the last five years before his appointment for services (services other than as director of the Company) provided to an Associated Party; is not a Connected Party to an Associated Party; has no other relationship (other than the ownership of shares or a commission as director of the Company) or displays characteristics which could endanger its independence from an Associated Party.

An "Associated Party" is: the Company or a Connected Party, a director or member of the directorate of the Company or a Connected Party or one of the Companies connected to these.

A "Connected Party" is: a remunerated (other than for services as director of the Company) advisor or consultant of the Company, the directors or members of the directorate of the Company or one of those Companies connected to these.

A "Connected Company", relating to an entity, is: any person who directly or indirectly controls the entity through one or more intermediaries (the Controlling Entity); or a person (other than the entity) who is controlled or is under the joint control of a Controlling Entity.

"Controlling Entity" is an entity which, directly or indirectly, has the authority to manage the management or company policy of another entity, whether by ownership of voting shares or in any other way.

Article 14--Premature Vacancy

In the case of a premature vacancy in the Board of Directors, the remaining directors are entitled to provide for the vacancy provisionally until the general meeting appoints a new director. The appointment will be placed on the agenda of the next general meeting. Any director so appointed by the general meeting terminates the commission of the director he replaces.

Article 15--Chairmanship

The Board of Directors may select one or two Co-Chairman and one or more Vice-Chairman from its members.

Article 16--Meetings of the Board of Directors

16.3. If the Chairman cannot attend, the Board of Directors is chaired by a Vice-Chairman, if this position exists, or, if no such position exists, by a director who is appointed by a majority of the other directors in attendance at the meeting.

8. To discuss any matters incidental to the foregoing, including questions and answers from stockholders with respect to the foregoing Agenda Items, and any other matters which may properly come before the Meeting or any adjourned session thereof.


Information regarding these Agenda Items is more fully set forth in the enclosed information and proxy statement and exhibits.

The Board of Directors has fixed March 15, 2001 as the record date for determining the stockholders entitled to notice of the Meeting. However, only the stockholders reflected on the Company's stockholders' register for shares of Common Stock on the sixth business day before the date of the Meeting, will be entitled to attend or to vote at the Meeting, regardless of whether they may have held shares on the record date or have received notice of the Meeting.

Stockholders will only be able to attend the Meeting in person if the Company receives a written notice from such stockholder three business days before the Meeting which states that the stockholder intends to attend the Meeting in person. The written notice requirement can be fulfilled by checking the appropriate box on the proxy card.

If a stockholder is a beneficial owner of Common Stock which is held of record by another person or entity (e.g. street name), then the Company will only admit such beneficial owner to the Meeting if the Company receives a written notice from the record owner three business days before the Meeting which: (1) states that the record owner owns shares of Common Stock on behalf of the beneficial owner; (2) discloses the number of shares in question; and (3) discloses the beneficial owner's intention to attend the Meeting in person. Even if any such beneficial owner is admitted to the Meeting, he or she will be unable to vote the shares in question unless either before or at the Meeting, the beneficial owner presents the Company with a proxy from the record holder granting the beneficial owner the right to vote the shares of Common Stock.

By Order of the Board Of Directors

Philippe Bodson
General Manager

Ieper, Belgium
March 28, 2001

                            YOUR VOTE IS IMPORTANT

You are urged to promptly authorize your proxy by following the voting instructions, so that if you are unable to attend the meeting your shares may nevertheless be voted. However, your proxy may be revoked at any time prior to exercise by filing with Mr. Philip Depecker, Director Legal Affairs of the Company, a written revocation, by authorizing a proxy at a later date, or by attending and voting at the meeting.

                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
                         Flanders Language Valley 50,
                                 B-8900 Ieper,
                                 H.R. 31.360,
                                    Belgium

                        INFORMATION AND PROXY STATEMENT

             FOR THE EXTRAORDINARY GENERAL MEETING OF STOCKHOLDERS

                           To Be Held April 27, 2001

This information and proxy statement is furnished in connection with an Extraordinary General Meeting of Stockholders of Lernout & Hauspie Speech Products N.V., a Belgian corporation (the "Company"), to be held at Westhoek Expo, Industrielaan, 8900 Ieper, Belgium on April 27, 2001, at 11:00 a.m. local time and at any adjournment or adjournments thereof (the "Meeting"). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company, and the Company's judicial composition commissioners appointed by the Ieper Commercial Court, and the cost of such solicitation will be borne by the Company. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to the beneficial owners of securities held by them. It is expected that this information and proxy statement and the accompanying proxy will be mailed to stockholders on or about March 30, 2001.

                                    VOTING

General

Only stockholders of record at the close of business on March 15, 2001 will be entitled to receive notice of the Meeting. However, only the stockholders reflected on the Company's stockholders' register for shares of the Company's Common Stock (the "Common Stock") on the sixth business day before the date of the Meeting, will be entitled to attend or to vote at the Meeting, regardless of whether they may have held shares on the record date or have received notice of the Meeting. Each holder of Common Stock is entitled to one vote for each share of Common Stock so held. Stockholders may vote their shares either in person or by proxy.

Quorum and Votes Required

No quorum will be required to discuss the Agenda Items No. 1 through 6. A quorum, consisting of a majority of the shares of Common Stock outstanding as of the sixth business day before the date of the Meeting, will be required to be present in person or by proxy for consideration of Agenda Item No. 7. In addition, Agenda Item No. 7 will require a quorum consisting of a majority of the shares of Common Stock held of record by each of L&H Holding N.V., Microsoft Corporation and Gewestelijke Investeringsmaatschappij Vlaanderen N.V. ("GIMV"), the holders of the director nomination rights that would be eliminated by the adoption of this item. However, if no such quorum is present at the date of the Meeting, the Company may adjourn the Meeting to another date and time or until the Annual General Meeting of Stockholders. No quorum will be required to vote on Agenda Item No. 7 at such an adjourned meeting.

The affirmative vote of the holders of 75% of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting is required for the adoption of Agenda Item No. 7. In addition, the affirmative vote of 75% of the shares of Common Stock held by L&H Holding N.V., Microsoft Corporation and GIMV, each voting separately, will be required for the adoption of that Agenda Item. See "Agenda Item No. 7--Amendment and Restatement of the Restated Articles of Association" herein.

Abstentions may be specified on the proxy, and will be counted as present for purposes of determining if a quorum is present. Abstentions will have the same legal effect as a vote against such proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, has not received instructions from the beneficial owner and so expressly indicates on the proxy returned to the Company. Each broker non-vote will be counted as present for purposes of determining if a quorum is present at the meeting, but will not be counted as present for purposes of approving Agenda Item No. 7. As a result, broker non-votes will have the same legal effect as a vote against Agenda Item No. 7.

As of March 22, 2001, there were outstanding and entitled to vote: 146,053,393 shares of Common Stock, including 12,119,000 shares held by L&H Holding N.V., 7,295,124 shares held by Microsoft Corporation and 2,827,556 shares held by GIMV.

Voting by Proxy

The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, for the proposal to amend and restate Articles 13, 14, 15 and 16.3 of the Restated Articles of Association. The proxy may be revoked at any time prior to exercise by filing with Mr. Philip Depecker, Director Legal Affairs of the Company, a written revocation, by authorizing a proxy (by executing a proxy) on a later date, or by attending and voting at the Meeting.

Attendance at Meeting

Only stockholders of record as of the sixth business day before the date of the Meeting will be eligible to attend the Meeting in person. Furthermore, any such stockholder will only be able to attend the Meeting in person if the Company receives a written notice from such stockholder three business days before the Meeting which states that the stockholder intends to attend the Meeting in person. The written notice requirement can be fulfilled by checking the appropriate box on the proxy card.

If a stockholder is a beneficial owner of Common Stock which is held of record by another person or entity (e.g. street name), then the Company will only admit such beneficial owner to the Meeting if the Company receives a written notice from the record owner three business days before the Meeting which: (1) states that the record owner owns shares of Common Stock on behalf of the beneficial owner; (2) discloses the number of shares in question; and (3) discloses the beneficial owner's intention to attend the Meeting in person. Even if any such beneficial owner is admitted to the Meeting, he or she will be unable to vote the shares in question unless either before or at the Meeting, the beneficial owner presents the Company with a proxy from the record holder granting the beneficial owner the right to vote the shares of Common Stock.

All notices regarding attendance at the Meeting should be sent to Mr. Philip Depecker, Director Legal Affairs, Lernout & Hauspie Speech Products N.V., Flanders Language Valley 50, 8900 Ieper, Belgium.

Other Matters

The Board of Directors knows of no matters which may come before the Meeting for a vote other than the adoption of Agenda Item No. 7. However, at or before the Meeting, a stockholder may submit a proposal with respect to one of the agenda items by following the procedures set forth in the Company's Restated Articles of Association. If any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                                 RECENT EVENTS

Audit Committee Investigation and U.S. Securities and Exchange Commission Formal Inquiry

In August 2000, the Company commissioned its independent auditors, KPMG Bedrijfsrevisoren ("KPMG"), to conduct a special six month audit of its financial statements in response to several articles in the Wall Street Journal and elsewhere which questioned, among other things, the accuracy of the Asian revenues which it had reported in its March 31, 2000 and June 30, 2000 financial statements. In addition, in September 2000, the Company began an internal audit committee investigation into certain accounting and other practices of the Company that had become the subject of a formal investigation being conducted by the U.S. Securities and Exchange Commission.

In November 2000, the Company announced that, due to certain errors and irregularities identified in its internal audit committee investigation, it expected to restate its financial statements for the periods 1998, 1999 and for the first half of 2000. Soon after that announcement, the Company reported that KPMG had notified the Company that it had determined that its auditor's report relating to each of the Company's financial statements for 1998 and 1999 should no longer be relied upon. The accounting irregularities identified by the audit committee investigation principally relate to the timing and validity of the reporting of revenue. In addition, the Company has since discovered an approximately $100 million cash shortfall on the balance sheet of its South Korean subsidiary.

Suspension of Trading

On November 9, 2000, The Nasdaq Stock Market suspended trading in the Company's Common Stock; the Common Stock has since been delisted from Nasdaq. In addition, on November 9, 2000, trading in the Company's Common Stock was indefinitely suspended by EASDAQ, the pan-European stock market.

Reorganization Protection

On November 29, 2000, the Company and certain of its U.S. subsidiaries (Dictaphone Corporation and L&H Holdings USA, Inc.) each filed voluntary petitions under Chapter 11 ("Chapter 11") of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 00-4397 through 00-4399 (JHW)). The Company is currently a debtor-in-possession under Chapter 11 and is attempting to structure a plan of reorganization which would permit it to emerge from bankruptcy and continue its business.

On November 30, 2000, the Company filed a voluntary petition with the Ieper Commercial Court seeking a concordat (Judicial Composition) under the laws of Belgium. On December 8, 2000, the Ieper Commercial Court denied the motion and refused the concordat.

On December 27, 2000, the Company filed a second voluntary petition with the Ieper Commercial Court seeking a concordat. On January 5, 2001, the Ieper Commercial Court granted the concordat (the "Court Order"), affording the Company reorganization protection under Belgian law. Under the terms of the Court Order, the Ieper Commercial Court has granted the Company an observation period (called a provisional composition) of approximately six months until June 30, 2001 (which the Ieper Commercial Court may extend by up to three additional months), to allow the Company to implement its recovery plan. The Ieper Commercial Court has also appointed three independent judicial composition commissioners who, with the cooperation of the Company's management and Board of Directors, will oversee the Company during this observation period.

As part of the Court Order, the Ieper Commercial Court has also required the Company to convene the Meeting to provide a forum for matters specified by the Court in the Court Order, which are included in the agenda for the Meeting. No proposal other than the proposed amendment and restatement of Articles 13, 14, 15 and 16.3 of the Company's Restated Articles of Association is being submitted to the stockholders of the Company for their consideration at the Meeting. See "Agenda Item No. 7--Amendment and Restatement of the Restated Articles of Association" herein.

Since the filings with the Bankruptcy Court and the Ieper Commercial Court, many subsidiaries of the Company have petitioned for or been placed under reorganization protection or into liquidation under the laws of their respective jurisdictions.

Management and Board Changes

On January 16, 2001, the Board of Directors of the Company announced that it has appointed Philippe Bodson to be the Company's new Chief Executive Officer and General Manager, replacing Mr. John Duerden. Mr. Bodson was the CEO of Tractebel S.A. ("Tractebel"), a global energy and services business headquartered in Brussels, Belgium, from 1989 through 1999, where he was responsible for developing its broad international activities. Tractebel has over 60,000 employees with operations in more than 100 countries conducting a range of activities covering not only electricity and gas but also services such as engineering and technical installations, waste management and communications. In September 2000, Mr. Bodson became Chairman of the Board of Directors of BARCONET, a leading provider of multimedia distribution solutions for broadband and broadcast applications. He is also a member of the Belgian Senate.

Over the past several months, a number of members of the Company's Board of Directors have resigned from the Company's Board, including Mr. Pol Hauspie, former Co-Chairman and Managing Director, Mr. Jo Lernout, former Co-Chairman and Managing Director, Mr. Nico Willaert, former Managing Director, Mr. Gaston Bastiaens, former CEO and President, Mr. John Duerden, former Managing Director, President and CEO, Mr. Fernand Cloet, Mr. Jan Coene, Mr. Albert J. Fitzgibbons III, Mr. Roel Pieper, former Chairman of the Board, Mr. Gerard van Acker, and Mr. Bernard Vergnes.

The members of the Board of Directors of the Company who remain following these resignations are Mr. Dirk Cauwelier, Mr. Marc G.H. De Pauw, RVD Securities N.V. represented by Mr. Erwin Vandendriessche, Mr. Hubert Detremmerie, Mr. Alex Vieux and Mr. Francis Vanderhoydonck.

The executive officers of the Company currently are Philippe Bodson (Chief Executive Officer and General Manager), Thomas Denys (Senior Vice President Legal and General Counsel), Bert Vermeiren (Senior Vice President of Human Resources), Bert Van Coile (Senior Vice President and President of Corporate Research and Development), Florita Mendez (President Mendez S.A.), Robert Schwager (President of the Healthcare Solutions Group), John Shagoury (President of the Speech and Language Solutions Division), Allan Forsey (Senior Vice President of Investor Relations and Administration), David Goretski (President of the Communications Recording Systems Division), Peter Hauser (Vice President for Europe, Middle East and Africa) and Luc Gheysens (Vice President for Asia Pacific and Latin America).

                    THE ORDER OF THE IEPER COMMERCIAL COURT
                        (AGENDA ITEMS NO. 1 THROUGH 6)

The Ieper Commercial Court has ordered the Company to convene the Meeting and to include on the Meeting's agenda those matters set forth in Agenda Items no. 1 through 6. Each of these items and the Court Order are discussed in further detail below.

Board of Directors' Explanation (Agenda Item No. 1)

The Court Order requires the Board of Directors to present to the stockholders an oral explanation of the situation of the Company, followed by a question and answer session. The Court Order further provides that this explanation should address:

 . the composition of the Board of Directors and the implications of the nomination rights contained in the Restated Articles of Association relating to such composition;

 . the functioning of the Board and the decision-making in the Company and the limitations of powers relating thereto;

 . the contents of the internal audit and the measures which have been taken or are to be taken based on the internal audit; and

 . the measures already taken or which are being considered for the reorganization and the recovery of the Company.

The Board of Directors is not making any proposal for stockholders to vote upon with respect to this agenda item at the Meeting.

Report and Explanation by KPMG (Agenda Item No. 2)

The Court Order requires KPMG to present to the stockholders a written report, as well as an oral explanation followed by a question and answer session, relating to the Company's financial statements for the fiscal years 1998, 1999 and the first half of 2000. The Court Order further provides that the report and explanation should address:

 . how KPMG executed its investigative task and if it received the explanations and information it requested from the directors and the Company's representatives;

 . whether the accounts were made, and the financial statements of 1998, 1999 and the first half of 2000 drafted, according to the applicable legal and administrative provisions;

 . whether the financial statements of 1998, 1999 and the first half of 2000 give, in KPMG's opinion, a true and fair view of the assets, the financial situation and the profits of the Company, taking into account applicable legal and administrative provisions, and whether there are appropriate justifications in the explanatory memoranda; and

 . whether KPMG acquired an acknowledgment of the transactions or decisions conflicting with the Company's Restated Articles of Association or the applicable legal provisions, with an accurate and clear specification and justification of the reservations and the objections which it considered necessary to make.

The Board of Directors is not making any proposal for stockholders to vote upon with respect to this agenda item at the Meeting.

Judicial Composition Commissioners' Explanation (Agenda Item No. 3)

The Court Order requires the judicial composition commissioners of the Company to present to the stockholders an oral explanation of the situation of their findings regarding the assets and liabilities of the Company.

The Board of Directors is not making any proposal for stockholders to vote upon with respect to this agenda iem at the Meeting.

Appointment of Directors (Agenda Item No. 4)

The Court Order requires the Company to address the appointment of directors. The Board of Directors has agreed to work with Mr. Bodson to appoint a special, independent nominating committee to nominate a slate of new directors for the Company to fill vacancies on the Board. It is intended that the directors who are nominated will be appointed by the Board of Directors after the Meeting. The Company further intends to ask stockholders to ratify the appointment of the new directors at the Annual Meeting. The Board of Directors believes that deferring the stockholder election of the new directors until after the stockholders have had an opportunity to eliminate the director nomination rights discussed in agenda item no. 7, will be in the Company's best interest.

The Board of Directors is not making any proposal for stockholders to vote upon with respect to this agenda item at the Meeting.

Dismissal of Directors (Agenda Item No. 5)

Following the Meeting and immediately prior to the appointment of the new directors, the current Board of Directors intends to resign, except for Mr. Erwin Vandendriessche, Chairman of the Board of Directors' Audit Committee, who has indicated that he intends to remain on the Board for purposes of continuity.

The Board of Directors is not making any proposal for stockholders to vote upon with respect to this agenda item at the Meeting.

Discussion of Possible Capital Increase (Agenda Item No. 6)

The Court Order requires the Company to address the possibility of a capital increase. The Board of Directors has considered the possibility of an increase in the capital of the Company and has determined that at this time, prior to the completion of a reorganization plan, it would be premature for the Company to increase its capital.

The Board of Directors is not making any proposal for stockholders to vote upon with respect to this agenda item at the Meeting.

                               AGENDA ITEM NO. 7

       AMENDMENT AND RESTATEMENT OF THE RESTATED ARTICLES OF ASSOCIATION

Introduction

The Board of Directors and the judicial composition commissioners unanimously have determined that the proposed amendment and restatement of articles 13, 14, 15 and 16.3 (the "Proposed Restatement") of the Company's Restated Articles of Association (the "Articles") is advisable and in the best interests of the Company and has unanimously voted to recommend that the Company's stockholders approve the Proposed Restatement at the Meeting. The Proposed Restatement will remove from the Articles provisions which currently provide nomination rights with respect to the election of the Company's directors (the "Nomination Provisions") to several of the Company's significant stockholders and various provisions which relate to the items being removed. In addition, the Proposed Restatement will provide that the Board of Directors shall consist of a maximum of nine members. Under the Proposed Restatement, provisions of article 13 that do not relate to special nomination rights will remain substantially unchanged. As required by Belgian corporate law, included as Exhibit A is a Special Report of the Board of Directors regarding the Proposed Restatement. An English translation of the current articles 13, 14, 15 and 16.3 and the Proposed Restatement are included as Exhibits B1 and B2. Stockholders are asked to read these Exhibits carefully before acting on this matter.

The Nomination Provisions

The Nomination Provisions which the Board of Directors and the judicial composition commissioners believe should be deleted from the Articles currently provide that of the maximum 17 directors that can comprise the Board of Directors:

 .  nine directors must be elected from candidates nominated thereto by L&H
   Holding N.V., an entity controlled by Messrs. Jo Lernout and Pol Hauspie, former managing directors of the Company, as long as entities controlled by Messrs. Lernout and Hauspie (the "L&H Holding Control Group") hold, directly or indirectly, at least 10% of the outstanding shares of the Company;

 . one director must be elected from a list of candidates proposed by GIMV as long as it owns at least 3.33% of the outstanding shares of Common Stock; and

 . one director must be elected from a list of candidates nominated by Microsoft Corporation ("Microsoft"), as long as Microsoft continues to beneficially own, directly or indirectly, 3,867,224 shares of Common Stock.

In addition, the Nomination Provisions currently provide that, if the percentage ownership of the L&H Holding Control Group drops below 10% of the outstanding shares of the Company's Common Stock, then L&H Holding N.V. would have the right to nominate candidates for the appointment of one director for each block of one and one-half percent of the outstanding shares which the L&H Holding Control Group owns.

The Proposed Restatement

The Proposed Restatement will remove the Nomination Provisions from the Articles with the result that no stockholder will have special nomination rights for the election of the Company's directors pursuant to the Company's Articles.

The Proposed Restatement will reduce the size of the Board of Directors by providing that the Board of Directors will consist of a maximum of nine members. Directors will be elected by the stockholders of the Company for terms of not more than six years from candidates nominated by the directors or any stockholder. The Proposed Restatement will retain provisions contained in the current article 13 which provide that: (1) the Chief Executive Officer of the Company will be automatically nominated to be elected to the Board of Directors; and (2) the Board of Directors shall include at least three independent directors.

The Board of Directors and the judicial composition commissioners believe that the deletion of the Nomination Provisions from the Articles is advisable and in the best interests of the Company and its stockholders. The existing nomination rights provide a disproportionate opportunity to nominate candidates for director to L&H Holding N.V., Microsoft and GIMV. The Board of Directors and the judicial composition commissioners believe that the Company's current interests are best served by affording each stockholder of the Company the same opportunity to nominate candidates for director rather than allowing special rights to nominate directors to any specific shareholder. The Board of Directors further believes that the reduced size of the Board will allow the Company greater flexibility and will allow the Board to respond more effectively to the recent changes at the Company and the challenges which lie ahead for the Company.

Effects of the Proposed Restatement

According to information provided to the Company, as more fully described in the Security Ownership Table included on page 9 of this Information and Proxy Statement, as of March 15, 2001, the L&H Holding Control Group owned of record 12,128,264 shares or approximately 8% of the outstanding shares of the Company's Common Stock, which, if the Proposed Restatement was not approved, would entitle them to nominate five candidates for director pursuant to the existing nomination rights. In addition, the L&H Holding Control Group could have nomination rights for an additional four directors as a result of the 17,871,349 additional shares of Common Stock they may beneficially own as a result of the various ownership and voting arrangements regarding those shares, as more fully described in footnote 2 to the Security Ownership Table.

As of February 26, 2001, Microsoft beneficially owned 7,295,124 shares or approximately 5% of the outstanding shares of the Company's common stock, which would entitle them to nominate one candidate for director pursuant to the existing nomination rights.

As of February 26, 2001, GIMV beneficially owned 2,827,556 shares or approximately 2% of the outstanding shares of the Company's Common Stock, which would not entitle them to currently nominate any candidates for director pursuant to the existing nomination rights. However, were GIMV to acquire additional shares such that it owned 3.33% of the outstanding shares of the Company's Common Stock, it could again have the right to nominate one director. The Board of Directors believes that the existing nomination rights are also disproportionate with respect to Microsoft and GIMV, especially given the reduced size of the Board of Directors.

If the proposed amendment and restatement of article 13 is not approved, the maximum size of the Board of Directors will continue to be 17 persons.

Vote Required

The affirmative vote of the holders of 75% of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting is required for the adoption of agenda item no. 7. In addition, the affirmative vote of 75% of the shares of Common Stock held by each of L&H Holding N.V., Microsoft Corporation and GIMV, each voting separately, will be required for the adoption of Agenda Item No. 7.

    THE BOARD OF DIRECTORS AND JUDICIAL COMPOSITION TRUSTEES RECOMMEND THAT
             STOCKHOLDERS VOTE FOR APPROVAL OF AGENDA ITEM NO. 7.

    SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of March 15, 2001 with respect to the beneficial ownership of the Common Stock by each director, each person who served as Chief Executive Officer during the year ended December 31, 2000, the four other most highly compensated executive officers whose annual salary and bonus exceeded $100,000 for services in all capacities to the Company during the last fiscal year, all executive officers and directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Common Stock. This information is based upon the Company's best knowledge in reliance upon information received from or on behalf of the named individuals, or where such information is not available, from information in the Company's records or provided by the Company's transfer agent.

                                                   Beneficial Ownership (1)
                                                                   Percent of
                                                    Number of        Common
Name of Beneficial Owner                              Shares         Shares
------------------------                           -------------- ------------
Pol Hauspie (2)                                        29,990,489       20.53%
 Hellegatstraat 8
 8950 Heuvelland Belgium
Jo Lernout (2)                                         29,990,489       20.53%
 Schachteweidestraat 17
 8902 Zillebeke Belgium
L & H Holding Control Group (2)                        29,990,629       20.53%
 c/o L&H Holding N.V.
 Flanders Language Valley 50
 8900 Ieper, Belgium
Stonington Holdings, L.L.C. (3)                         9,064,329        6.21%
 c/o Stonington Partners, Inc.
 767 Fifth Avenue, 48th Floor
 New York, NY 10153
Microsoft Corporation                                   7,295,124        4.99%
 One Microsoft Way
 Redmond, WA 98052
Dirk Cauwelier (4)                                          3,780           *
Marc G. H. De Pauw                                            --          --
Hubert Detremmerie                                            400           *
R.V.D. Securities (5)                                      15,000           *
Alex Vieux (6)                                            160,000           *
Francis Vanderhoydonck                                        --          --
Gaston Bastiaens (7)                                    2,771,595        1.88%
John Duerden (8)                                          477,301           *
Daniel Hart (9)                                           233,148           *
Florita Mendez (10)                                       227,042           *
Dr. Bert Van Coile (11)                                   326,395           *
Philippe Bodson                                               --          --
Thomas Denys                                                  --          --
Bert Vermeiren (12)                                        23,575           *
Robert Schwager (13)                                       48,296           *
John Shagoury                                                 --          --
Allan Forsey (14)                                          88,200           *
David Goretski                                                --          --
Peter Hauser (15)                                          11,800           *
Luc Gheysens (16)                                           3,675           *
All current directors and executive officers as a         911,501           *
 group (17 persons) (17)

*  Less than one percent.
(1) Unless otherwise noted, to our knowledge each person identified possesses sole voting and investment power with respect to the shares listed.
(2) Jo Lernout and Pol Hauspie control the L&H Holding Control Group. The L&H Holding Control Group is currently comprised of Messrs. Lernout and Hauspie, L&H Holding N.V., and Oldco N.V.

 .  L&H Holding N.V. owns of record (i) 12,119,000 shares of Common Stock and
   (ii) 650,262 shares of Common Stock issuable upon conversion of the Convertible Subordinated Notes owned by it.

 .  Oldco owns of record 8,984 shares of Common Stock.

 .  Messrs. Lernout and Hauspie each hold 140 shares personally.

The holdings of each of Messrs. Lernout and Hauspie and the L&H Holding Control Group also include:

 .  9,064,329 shares of Common Stock which are held by Stonington Holdings LLC
   (the "Stonington LLC"), an entity in which, to the Company's knowledge, Stonington Capital Appreciation 1994 Fund, L.P. (the "Stonington Fund") is the Class A Member, L&H Holding is the Class B Member and Messrs. Lernout and Hauspie are the Managers. The operating agreement of the Stonington LLC dated as of May 5, 2000 (the "Stonington LLC Operating Agreement"), provides that Messrs. Lernout and Hauspie, as Managers, are entitled to vote the shares held by the Stonington LLC in all matters except for specified extraordinary matters. The Stonington LLC Operating Agreement further provides that the Stonington LLC is required to vote for the specified extraordinary matters as directed by Stonington Fund. The Stonington LLC Operating Agreement provides that all shares held by the Stonington LLC will be distributed to Stonington Fund in May 2002. The Stonington Fund is allowed to vote the shares held by the Stonington LLC in connection with the following extraordinary matters: (a) mergers or consolidations of the Company; (b) the conveyance, sale, transfer or lease of all or a substantial part of the Company's assets; (c) authorizing an amendment to the Company's Restated Articles of Association that would adversely affect the Stonington LLC in a manner different than other holders of the Company's Common Stock; (d) the issuance of shares of Common Stock by the Company resulting in any one person or group becoming the beneficial owner of more than 50% of the Common Stock of the Company; (e) any action which would bring about a liquidation, winding-up or dissolution of the Company; or (f) the appointment of the person nominated by the Stonington LLC to the Company's Board of Directors.

 . an aggregate of 5,133,622 shares of Common Stock which are held by six limited liability companies (the "Dragon LLCs"), each of which has a former stockholder of Dragon Systems, Inc. as the Class A Member, L&H Holding as the Class B Member and Messrs. Lernout and Hauspie as the Managers. The operating agreements of the Dragon LLCs, each dated as of June 7, 2000 (the "Dragon LLC Operating Agreements") provide that Messrs. Lernout and Hauspie, as Managers, are entitled to vote the shares held by the Dragon LLCs in all matters except for specified extraordinary matters. Each Dragon LLC Operating Agreement further provides that the Dragon LLC is required to vote for the specified extraordinary matters as directed by the Class A Member. Each Dragon LLC Operating Agreement provides that all shares held by each Dragon LLC are available to be distributed to the Class A Member in June, 2001. The Class A Members of the Dragon LLCs, which are former stockholders of Dragon Systems, Inc., are allowed to vote the shares held by the Dragon LLCs in connection with the following extraordinary matters:
   (a) mergers or consolidations of the Company; (b) the conveyance, sale, transfer or lease of all or a substantial part of the Company's assets; (c) authorizing an amendment to the Company's Restated Articles of Association that would adversely affect the Dragon LLCs in a manner different than other holders of the Company's Common Stock; (d) the issuance of shares of Common Stock by the Company resulting in any one person or group becoming the beneficial owner of more than 50% of the Common Stock of the Company; and (e) any action which would bring about a liquidation, winding-up or dissolution of the Company.

 .  2,389,152 shares of Common Stock held by the Stichting Administratiekantoor
   L&H-ACS Foundation. Pursuant to a Foundation Agreement, the Board of the Foundation, comprised of two members appointed by Messrs. Lernout and Hauspie, has the right to vote the shares of Common Stock.

 .  625,000 shares of Common Stock which are held by Gaston Bastiaens. Mr.
   Bastiaens has given L&H Holding N.V. the right to vote these shares until July 27, 2002.

(3) Stonington LLC is an entity in which, to the Company's knowledge, Stonington Fund is the sole Class A Member, L&H Holding is the Class B Member and Messrs. Lernout and Hauspie are the Managers. See footnote (2) above.

(4) Mr. Cauwelier's holdings include 3,600 shares of Common Stock, held jointly with two other individuals.

(5) These shares are held by Mr. Erwin Vandendriessche, the representative of RVD Securities on the Board of Directors.

(6) Mr. Vieux's holdings consist of currently exercisable options to purchase 160,000 shares of Common Stock.

(7) Mr. Bastiaens' holdings include currently exercisable options to purchase 1,080,000 shares of Common Stock. Mr. Bastiaens is no longer an employee of the Company.

(8) Mr. Duerden's holdings include currently exercisable options to purchase 434,000 shares of Common Stock. Mr. Duerden is no longer an employee of the Company.

(9) Mr. Hart's holdings include currently exercisable options to purchase 227,600 shares of Common Stock. Mr. Hart is no longer an employee of the Company.

(10) Ms. Mendez's holdings include options to purchase 51,512 shares of Common Stock which are either currently exercisable or exercisable within the next 60 days.

(11) Mr. Van Coile's holdings include options to purchase 296,375 shares of Common Stock which are either currently exercisable or exercisable within the next 60 days.

(12) Mr. Vermeiren's holdings include options to purchase 23,575 shares of Common Stock which are either currently exercisable or exercisable within the next 60 days.

(13) Mr. Schwager's holdings include options to purchase 39,618 shares of Common Stock which are either currently exercisable or exercisable within the next 60 days.

(14) Mr. Forsey's holdings include options to purchase 88,200 shares of Common Stock which are either currently exercisable or exercisable within the next 60 days.

(15) Mr. Hauser's holdings include 11,800 shares of Common Stock.

(16) Mr. Gheysens' holdings include options to purchase 3,675 shares of Common Stock which are either currently exercisable or exercisable within the next 60 days.

(17) Includes options to purchase 681,823 shares of Common Stock issued pursuant to the employee stock option plans at exercise prices ranging from $1.12 to $52.51 per share which are currently exercisable or exercisable within 60 days from March 21, 2001.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

The deadline for stockholders to present proposals for inclusion in the Company's proxy materials and for consideration at the 2001 annual meeting of Stockholders has passed. A proposal by a stockholder submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Company in accordance with all applicable procedures required by the Company's Articles on or before the date of the annual meeting or it will be considered untimely.

 IT IS IMPORTANT THAT PROXIES BE AUTHORIZED PROMPTLY. THEREFORE, STOCKHOLDERS
  ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE
                              ENCLOSED ENVELOPE.

                EXTRAORDINARY GENERAL MEETING OF APRIL 27 2001

                                   PROPOSALS

To consider and act upon a proposal to amend and restate Article 13 of the Company's Restated Articles of Association relating to the election of directors, including to eliminate all special director nomination rights provided by the Restated Articles of Association and to reduce the size of the Board of Directors to a maximum of nine members and to amend and restate articles 14, 15 and 16.3 in order to make these articles consistent with the elimination of the articles 13.2 through 13.4 more precisely by elimination in article 14 of "on the condition that, in the degree to which this is applicable, the new director is appointed in accordance with the provisions of article 13.2 to article 13.6 inclusive of these Articles of Association, from the candidates nominated by the category of shareholders on whose proposal the director to be replaced was appointed.' In article 15 of "as long as L&H Holding N.V. is entitled to nominate at least one director in compliance with article 13.2 of these Articles of Association, the Chairman shall be appointed from the directors appointed by L&H Holding N.V. and a Compensation Committee in which the people appointed by the Board will have a seat. The powers of the committees are determined by the Board of Directors, and in article 16.3 of "whom have been appointed on the nomination of L&H Holding N.V.'

The Court Order requires that the proposals to vote upon with respect to the different agenda items are included in the agenda, in accordance with Article 533 of the Belgian Company Code. Agenda Items No. 1 through No. 3 are informative agenda items and only require an explanation. The Board of Directors is not submitting any proposal to vote upon with respect to Agenda Items No. 4, No. 5 and No. 6 for the reasons specified in connection with the agenda items concerned.

                               LIST OF EXHIBITS

 EXHIBIT A:  SPECIAL REPORT OF THE BOARD OF DIRECTORS ON THE
             PROPOSED RESTATEMENT
 EXHIBIT B1: THE EXISTING TEXT OF ARTICLES 13, 14, 15 and 16.3
 EXHIBIT B2: THE PROPOSED RESTATEMENT

                                   EXHIBIT A

     SPECIAL REPORT OF THE BOARD OF DIRECTORS ON THE PROPOSED RESTATEMENT

                    Lernout & Hauspie Speech Products N.V.
                          Flanders Language Valley 50
                                  8900 Ieper
                               H.R. Ieper 31.360

Pursuant to article 560 Belgian Company Code, the Board of Directors sets out hereinafter, its proposal to amend and restate article 13 of the Restated Articles of Association.

The Proposed Restatement will remove from the Articles certain provisions which currently provide nomination rights with respect to the election of the Company's directors to several of the Company's significant stockholders.

In addition, the Proposed Restatement will provide that the Board of Directors shall consist of a maximum of nine members.

The Board of Directors believes that the deletion of the Nomination Provisions from the Articles is advisable and in the best interests of the Company and its stockholders. The Company's current interests are best served by affording each stockholder of the Company the same opportunity to nominate candidates for director rather than allowing special rights to nominate directors to any specific shareholder.

The Board of Directors further believes that the reduced size of the Board will allow the Company greater flexibility and will allow the Board to respond more effectively to the recent changes at the Company and the challenges which lie ahead for the Company.

Ieper,
March 22, 2001

                                          The Board of Directors

                                  EXHIBIT B1

               THE EXISTING TEXT OF ARTICLES 13, 14, 15 and 16.3

Article 13--Composition of the Board of Directors

13.1. The Company is managed by a Board of Directors consisting of maximum seventeen directors, who may or may not be shareholders, to be elected by the general meeting of shareholders. Appointment of directors other than those provided for in article 13.2. until 13.6. must be notified in writing to the Company before the convocation of the general meeting, which shall appoint the directors. The director's term may not exceed six years. As long as the general meeting for whatever reason did not provide for a successor, the director whose term ended shall continue to serve as a director. Outgoing directors may be re-appointed. The general meeting may at all times suspend or dismiss a director.

13.2. Nine directors shall be elected from candidates nominated thereto by "L&H Holding N.V.", as long as, L&H Holding N.V. and the Netherlands Foundation LEHA, with registered offices at 3012 CM Rotterdam, WEENA, jointly, as well as all entities which, directly or indirectly, controlled (as that term is defined in the Annexes to the Royal Decree of October 6, 1976 regarding the annual accounts of companies) by L&H Holding N.V. or the Netherlands Foundation, separately or together, hold(s), calculated as set forth hereabove, ten percent (10%) of the shares of the Company, at the date of the nomination and at the time of the stockholders' meeting electing such nominees. If the shareholding of L&H Holding N.V. and the Netherlands Foundation falls below ten percent (10%), L&H Holding N.V. will be entitled to nominate one director for each one and a half percent (1.5%) of the outstanding shares L&H Holding N.V. and the Netherlands Foundation hold.

13.3. One director shall be elected from the candidates nominated thereto by the N.V. GIMV, with registered offices at Karel Oomsstraat 37, 2018 Antwerp, insofar as the aforesaid holds, directly or indirectly, three point thirty three percent (3.33%) of the shares of the Company, both at the time of the nomination of the candidate and the time of the appointment by the general meeting.

13.4. One director shall be elected from the candidates nominated thereto by Microsoft Corporation, One with registered offices at One Microsoft Way, Redmond, Washington 98052-6399 insofar as the aforesaid holds directly or indirectly 3,867,224 shares (post stock split April 17, 2000) of Common Stock.

13.5. The Chief Executive Officer of the company will automatically be eligible for an appointment as director.

13.6. The nomination rights defined in articles 13.2. to 13.5. may be assigned by the authorized nominee to a company connected with the authorized nominee at the time of the transfer as defined in article 13.7, including companies with which the authorized nominee forms a consortium.

13.7. The mandates of the directors appointed in accordance with articles 13.2, 13.5. and 13.6. shall not end before the end of their term, despite the fact that the shareholders who were entitled to nominate these directors shall no longer be entitled. The above does not however break the right of the General Meeting to suspend or dismiss a director at any time.

13.8. At least three directors on the Board of Directors should be Independent Directors. An "Independent Director" is a person who:

  --is respected in the business world;

  -- is not or has not been employed or in any other way paid and likewise has not been so for the last five years before his appointment for services (services other than as director of the Company) provided to an Associated Party.

  --is not a Connected Party to an Associated Party;

  --has no other relationship (other than the ownership of shares or a commission as director of the Company) or displays characteristics which could endanger its independence from an Associated Party.

An "Associated Party" is understood to be: the Company or a Connected Party, a director or member of the directorate of the Company or a Connected Party or one of the Companies Connected to these.

A "Connected Party" is understood to be: a remunerated (other than for services as director of the Company) advisor or consultant of the Company, the directors or members of the directorate of the Company or of one of those Companies Connected to these.

"Connected Company", relating to an entity, means:

  (i) any person who directly or indirectly controls the entity through one or more intermediaries (the Controlling Entity); or

  (ii) a person (other than the entity) who is controlled or is under the joint control of a Controlling Entity.

  "Controlling Entity" is the entity which, directly or indirectly, has the authority to manage the management or company policy of another entity, whether by ownership of voting shares or by contract or in any other way.

13.9. The Board of Directors is authorized to modify and re-coordinate the Articles of Association in order to delete that part of article 13 which could no longer be worked out.

Article 14--Premature Vacancy

In the case of a premature vacancy in the Board of Directors, the remaining directors are entitled to provide for the vacancy provisionally until the general meeting appoints a new director, on the condition that, in the degree to which this is applicable, the new director is appointed in accordance with the provisions of Article 13.2 to Article 13.6 inclusive of these articles of association, from the candidates nominated by the category of shareholders on whose proposal the director to be replaced was appointed. The appointment will be placed on the agenda of the next general meeting. Any director so appointed by the general meeting terminates the commission of the director he replaces.

Article 15--Chairmanship

The board of Directors may select one of two Co-Chairman and one or more Vice-Chairman for its members. As long as L&H Holding N.V. is entitled to nominate at least one director in compliance with Article 13.2 of these Articles of Association, the Chairman shall be appointed from the directors appointed by L&H Holding N.V. and a Compensation Committee in which the people appointed by the Board will have a seat. The powers of the committees are determined by the Board of Directors.

Article 16--Meetings of the Board of Directors

16.3. If the Chairman cannot attend, the Board of Directors is chaired by a Vice-Chairman, if this position exists, or by a director so designated by the other directors who are appointed on the nomination of L&H Holding N.V.

                                  EXHIBIT B2

                           THE PROPOSED RESTATEMENT

13.1. The Company is managed by a Board of Directors consisting of a maximum of nine directors, who may or may not be shareholders, to be elected by the general meeting of shareholders. Proposals for appointment of directors, except for proposals made by the Board, must be made in writing, to the Company, at least six (6) days before the date of the general meeting, which shall appoint the directors. The director's term may not exceed six years. As long as the general meeting for whatever reason did not provide for a successor, the director whose term ended shall continue to serve as a director. Outgoing directors may be re-appointed. The general meeting may at all times suspend or dismiss a director.

13.2. The Chief Executive Officer of the Company will automatically be nominated to be elected as a director.

13.3. At least three directors on the Board should be Independent Directors.

An "Independent Director" is a person who: is respected in the business world; is not or has not been employed or in any other way paid and likewise has not been so for the last five years before his appointment for services (services other than as director of the Company) provided to an Associated Party; is not a Connected Party to an Associated Party; has no other relationship (other than the ownership of shares or a commission as director of the Company) or displays characteristics which could endanger its independence from an Associated Party.

An "Associated Party" is: the Company or a Connected Party, a director or member of the directorate of the Company or a Connected Party or one of the Companies connected to these.

A "Connected Party" is: a remunerated (other than for services as director of the Company) advisor or consultant of the Company, the directors or members of the directorate of the Company or one of those Companies connected to these.

A "Connected Company", relating to an entity, is: any person who directly or indirectly controls the entity through one or more intermediaries (the Controlling Entity); or a person (other than the entity) who is controlled or is under the joint control of a Controlling Entity.

"Controlling Entity" is an entity which, directly or indirectly, has the authority to manage the management or company policy of another entity, whether by ownership of voting shares or in any other way.

Article 14--Premature Vacancy

In the case of a premature vacancy in the Board of Directors, the remaining directors are entitled to provide for the vacancy provisionally until the general meeting appoints a new director. The appointment will be placed on the agenda of the next general meeting. Any director so appointed by the general meeting terminates the commission of the director he replaces.

Article 15--Chairmanship

The Board of Directors may select one or two Co-Chairman and one or more Vice-Chairman for its members.

Article 16--Meetings of the Board of Directors

16.3. If the Chairman cannot attend, the Board of Directors is chaired by a Vice-Chairman, if this position exists, or, if no such position exists, by a director who is appointed by a majority of the other directors in attendance at the meeting.

PROXY               LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.                 PROXY

         The undersigned hereby appoints Mr. Philip Depecker, Director Legal Affairs and Mr. Thomas Denys, Senior Vice President Legal and General Counsel, and each of them, acting singly, with full power of substitution, attorneys and proxies to whom the undersigned confers all powers to represent the undersigned at the Extraordinary General Meeting of Stockholders (the "Meeting") of Lernout & Hauspie Speech Products N.V. (the "Company") to be held on April 27, 2001 at
11.00 a.m. local time and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said Meeting upon the matters set forth in the Notice of and Information and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked. For the purpose of the above, the attorney and proxies may execute and sign all acts, deeds, minutes, elect domicile, and in general do whatever is necessary or useful for the performance of this proxy, with promise of ratification by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE NOTICE OF AND INFORMATON AND PROXY STATEMENT FOR THE MEETING, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


                 Continued, and to be signed, on reverse side
        (Please fill in the reverse side and mail in enclosed envelope)

                EXTRAORDINARY GENERAL MEETING OF APRIL 27 2001
                ----------------------------------------------
                                    PROPOSALS
                                    ---------

1. THE BOARD OF DIRECTORS AND JUDICIAL COMPOSITION TRUSTEES RECOMMEND A VOTE FOR APPROVAL OF AGENDA ITEM NO. 7:


                                                FOR        AGAINST      ABSTAIN



                                                  [_]           [_]          [_]






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                                                  STOCKHOLDERS MEETING

Signature _______________________Signature _______________________Date _________
(Signature should be the same as the name printed hereon. Signature must be preceded by the handwritten words "GOOD FOR PROXY". Executors, administrators, trustees, guardians, attorneys and officers of corporation should add their titles when signing).